BBVA

Creating Opportunities

BBVA USA
P.O. Box 4444
Houston, Texas 77210-4444
713-499-8842/8643 - Fax 713-499-8659
Toll Free 888-627-8860 Fax 888-627-8861
SWIFT ID:CPASUS44XXX

International Trade Services

IRREVOCABLE STANDBY LETTER OF CREDIT NO. A32701T

PLACE AND DATE OF ISSUE:
HOUSTON,TEXAS APRIL 20, 2020

DATE AND PLACE OF EXPIRY:
APRIL 20, 2021 HOUSTON, TX
OR ANY EXTENDED DATE

APPLICANT:
OPTEX SYSTEMS, INC.
1420 PRESIDENTIAL DRIVE
RICHARDSON, TX 75081

BENEFICIARY:
G&I IX CHARTWELL, LLC
C/O DRA ADVISORS
220 E. 42ND STREET, 27TH FLOOR
NEW YORK, NY 10017

AMOUNT: USD125,000.00
(ONE HUNDRED TWENTY-FIVE THOUSAND AND 00/100 UNITED STATES DOLLARS)

GENTLEMEN:

BBVA USA ("ISSUER") HEREBY ISSUES OUR UNCONDITIONAL AND IRREVOCABLE LETTER OF CREDIT NO. A32701T IN FAVOR OF G&I IX CHARTWELL, LLC IN THE AMOUNT OF ONE HUNDRED TWENTY-FIVE THOUSAND AND 00/100 U.S. DOLLARS (USD125,000.00) AVAILABLE BY YOUR SIGHT DRAFTS DRAWN ON US AND ACCOMPANIED BY THE DOCUMENTS SPECIFIED BELOW, WHICH SHALL BE PRESENTED TO BBVA USA, INTERNATIONAL TRADE SERVICES, 2200 POST OAK BLVD., 17TH FLOOR, MAIL CODE: TX-HO-HT-INT, HOUSTON, TX 77056, U.S.A.:

(1) A SIGHT DRAFT AND BENEFICIARY CERTIFICATION ON LETTERHEAD SHALL CONTAIN ONE OR MORE OF THE FOLLOWING STATEMENTS OF BENEFICIARY WITH RESPECT TO ITS DRAWING UNDER THE LETTER OF CREDIT;

EITHER: "THE UNDERSIGNED CERTIFIES THAT G&I IX CHARTWELL, LLC IS ENTITLED TO DRAW UNDER THE IRREVOCABLE LETTER OF CREDIT A32701T PURSUANT TO THE TERMS OF A LEASE, DATED 09/30/2016 AS AMENDED, BETWEEN G&I IX CHARTWELL, LLC AND APPLICANT."

OR: "THE UNDERSIGNED CERTIFIES THAT G&I IX CHARTWELL, LLC IS ENTITLED TO DRAW UNDER THE IRREVOCABLE LETTER OF CREDIT NO. A32701T BECAUSE APPLICANT HAS FILED A VOLUNTARY BANKRUPTCY PETITION UNDER 11 USC 101 ET SEQ., AS AMENDED, OR UNDER THE INSOLVENCY LAWS OF ANY JURISDICTION."

OR: "THE UNDERSIGNED CERTIFIES THAT G&I IX CHARTWELL, LLC IS ENTITLED TO DRAW UNDER THE IRREVOCABLE LETTER OF CREDIT NO. A32701T BECAUSE AN INVOLUNTARY PETITION UNDER 11 USC 101 ET. SEQ., AS AMENDED, OR UNDER THE INSOLVENCY LAWS OF ANY JURISDICTION HAS BEEN FILED AGAINST THE APPLICANT."

OR: "BENEFICIARY HAS RECEIVED A NOTICE FROM ISSUER THAT THE IRREVOCABLE LETTER OF CREDIT NO. A32701T WILL NOT BE EXTENDED AND/OR APPLICANT HAS FAILED TO PROVIDE A NEW LETTER OF CREDIT SATISFACTORY TO BENEFICIARY AT LEAST SIXTY (60) DAYS PRIOR TO THE CURRENT EXPIRY DATE."

PARTIAL DRAWINGS AND MULTIPLE PRESENTATIONS ARE PERMITTED.

ANY DRAFT(S) AND DOCUMENTS DRAWN BY YOU UNDER THIS IRREVOCABLE LETTER OF CREDIT MUST BEAR UPON ITS FACE, THE CLAUSE "DRAWN UNDER BBVA USA IRREVOCABLE LETTER OF CREDIT NO. A32701T DATED APRIL 20, 2020." WE ENGAGE WITH YOU THAT ALL DRAFTS DRAWN UNDER AND IN COMPLIANCE WITH THE TERMS OF THIS IRREVOCABLE LETTER OF CREDIT WILL BE DULY HONORED IF PRESENTED TO US ON OR BEFORE THE EXPIRATION DATE SET FORTH HEREIN.

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BBVA

Creating Opportunities

BBVA USA
P.O. Box 4444
Houston, Texas 77210-4444
713-499-8642/8643 - Fax 713-499-8659
Toll Free 888-627-8880 Fax 888-627-8881
SWIFT ID:CPASUS44XXX

International Trade Services

THIS LETTER OF CREDIT EXPIRES AT OUR ABOVE OFFICE ON APRIL 20, 2021, UNLESS EXTENDED AS SET FORTH HEREIN.

IT IS A CONDITION OF THIS IRREVOCABLE LETTER OF CREDIT THAT IT SHALL BE DEEMED AUTOMATICALLY EXTENDED WITHOUT AMENDMENT FOR ADDITIONAL SUCCESSIVE ONE YEAR PERIODS FROM THE EXPIRATION DATE HEREOF, OR ANY FUTURE EXPIRATION DATE, UNLESS SIXTY (60) DAYS PRIOR TO ANY EXPIRATION DATE WE NOTIFY YOU BY CERTIFIED MAIL, RETURN RECEIPT REQUESTED, OR OVERNIGHT COURIER AT THE ADDRESS SHOWN ABOVE THAT WE ELECT NOT TO CONSIDER THIS IRREVOCABLE LETTER OF CREDIT EXTENDED FOR ANY SUCH ADDITIONAL PERIOD.

THIS STANDBY LETTER OF CREDIT MAY BE SUCCESSIVELY TRANSFERRED IN ITS ENTIRETY (BUT NOT IN PART) UP TO THE THEN AVAILABLE AMOUNT IN FAVOR OF A NOMINATED TRANSFEREE ("TRANSFEREE") ASSUMING SUCH TRANSFER TO SUCH TRANSFEREE IS IN COMPLIANCE WITH ALL APPLICABLE U.S. LAWS AND REGULATIONS. IF TRANSFERRED, THIS STANDBY LETTER OF CREDIT MUST BE RETURNED TO US TOGETHER WITH OUR TRANSFER FORM (AVAILABLE UPON REQUEST), DULY EXECUTED. WE ARE UNDER NO OBLIGATION TO TRANSFER THIS STANDBY LETTER OF CREDIT, EXCEPT TO THE EXTENT AND MANNER EXPRESSLY CONSENTED TO BY US, AND UNTIL ALL CHARGES FOR THE TRANSFER ARE PAID BY THE APPLICANT. IN CASE OF ANY TRANSFER, THE DRAFT (IF APPLICABLE) AND ANY REQUIRED STATEMENT MUST BE EXECUTED BY THE TRANSFEREE AND WHERE THE BENEFICIARY'S NAME APPEARS WITHIN THIS STANDBY LETTER OF CREDIT, THE TRANSFEREE'S NAME IS AUTOMATICALLY SUBSTITUTED. AT THE TIME OF THE TRANSFER REQUEST, THE ORIGINAL OF THIS STANDBY LETTER OF CREDIT AND ANY AMENDMENT(S) THERETO MUST BE PROVIDED. BBVA USA WILL NOT ASSUME OR UNDERTAKE ANY LIABILITY OR RESPONSIBILITY FOR VERIFYING, VALIDATING, OR AUTHENTICATING THE AUTHORITY OR RIGHTS OF ANY PARTY(IES) REQUESTING THE TRANSFER OF THIS STANDBY LETTER OF CREDIT OR EXECUTING ANY DOCUMENT(S) IN CONNECTION THEREWITH.

THIS IRREVOCABLE LETTER OF CREDIT SETS FORTH IN FULL THE TERMS OF OUR UNDERTAKING, AND SUCH UNDERTAKING SHALL NOT IN ANY WAY BE LIMITED, MODIFIED, AMENDED OR AMPLIFIED BY REFERENCE TO ANY DOCUMENTS, INSTRUMENT OR AGREEMENT REFERRED TO HEREIN OR IN WHICH THIS LETTER OF CREDIT RELATES AND ANY SUCH REFERENCE SHALL NOT BE DEEMED TO INCORPORATE HEREIN BY REFERENCE ANY DOCUMENT, INSTRUMENT OR AGREEMENT.

THIS LETTER OF CREDIT CANNOT BE MODIFIED OR REVOKED WITHOUT THE WRITTEN CONSENT OF THE BENEFICIARY PRIOR TO THE EXPIRATION DATE OF THIS LETTER OF CREDIT.

EXCEPT AS OTHERWISE, EXPRESSLY STATED HEREIN, THIS IRREVOCABLE LETTER OF CREDIT IS SUBJECT TO THE LAWS OF THE STATE OF TEXAS, THE "INTERNATIONAL STANDBY PRACTICES" (ISP98) INTERNATIONAL CHAMBER OF COMMERCE ("ICC") PUBLICATION NO. 590 OR INTERNATIONAL STANDBY PRACTICES OF ICC PUBLICATION WHICH IS APPLICABLE ON THE DATE OF ISSUE. IN THE EVENT OF ANY CONFLICT, THE LAWS OF THE STATE OF TEXAS WILL CONTROL.

BBVA USA

Tina Cox

Tina Cox
Vice President
OR

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A32701T